UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 23, 2021

AST SpaceMobile, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39040	84-2027232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Midland Intl. Air & Space Port 2901 Enterprise Lane Midland, Texas	79706
(Address of principal executive offices)	(Zip Code)

(432) 276-3966

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTS	The Nasdaq Stock Market LLC
Warrants exercisable for one share of Class A common stock at an exercise price of $11.50	ASTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

In the evening, Eastern Time, on April 12, 2021, the Acting Chief Accountant and Acting Director of the Division of Corporation Finance of the Securities and Exchange Commission (the “SEC”) released the Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (the “Staff Statement”). The Staff Statement sets forth the conclusion of the SEC’s Office of the Chief Accountant that certain provisions included in the warrant agreements entered into by many special purpose acquisition companies require such warrants to be accounted for as liabilities measured at fair value, rather than as equity securities, with changes in fair value during each financial reporting period reported in earnings.

AST SpaceMobile, Inc. (formerly known as New Providence Acquisition Corp.) (the “Company”) has previously classified its private placement warrants and public warrants as equity (for a full description of the Company’s private placement warrants and public warrants (collectively, the “warrants”), refer to the final prospectus filed in connection with the Company’s initial public offering on September 12, 2019). If the Company’s warrants were accounted for as liabilities, the changes in fair value would result in non-cash gains or losses being reflected in earnings, and may require the Company to consider restating the financial statements included in its Form 10-K for the year ended December 31, 2020 and other prior filings with the SEC. The liability treatment would also require certain adjustments to the pro forma financial statements included in the Form 8-K filed by the Company on April 12, 2021.

The Company is currently evaluating the Staff Statement with respect to the Company’s accounting treatment of the Company’s warrants and has determined on a preliminary basis that such guidance will result in the warrants being classified as liabilities on the balance sheet with the mark to market change in fair value reflected in the statement of operations. Accordingly, the Company is also working diligently to evaluate the materiality of this matter in accordance with Staff Accounting Bulletin 99. The Company has retained an independent valuation expert to value the warrants and is currently in the process of assessing the materiality of any required adjustments to the Company’s historical financial statements. If the Company’s Board of Directors (the “Board”) or a committee of the Board, or the Company’s auditors, conclude that the Company’s previously issued historical financial statements or related audit report should no longer be relied upon because of an error in the Company’s historical financial statements, the Company will be required to file a Form 8-K to so advise securityholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2021

AST SPACEMOBILE, INC.

By:	/s/ Thomas Severson
Name:	Thomas Severson
Title:	Chief Financial Officer